UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): (June 11, 2010)

ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16179 (Commission File Number)	72-1409562 (I.R.S. Employer Identification No.)
201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana 70170
(Address of principal executive offices)(Zip Code)
(504) 569-1875
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1
EX-99.2

     Item 1.01 Entry into a Material Definitive Agreement.
     Energy Partners, Ltd. (the “Company”) has entered into that certain First Amendment to Credit Agreement dated as of June 16, 2010 (the “First Amendment”) among the Company, General Electric Capital Corporation, as administrative agent (the “Agent”), and the financial institutions party thereto as lenders (the “Lenders”). The First Amendment amends that certain Credit Agreement dated as of September 21, 2009 among the Company, the Agent and the financial institutions or other entities party thereto as lenders (the “Original Credit Agreement”).
     The First Amendment establishes an initial $70 million borrowing base and, upon the effectiveness of the amendments to the Original Credit Agreement contained therein, provides for a renewed credit facility consisting of (a) a new $25 million term loan maturing in six months and (b) a three-year revolving credit facility that may be used for revolving credit loans and letters of credit from time to time up to an initial maximum principal amount of $45 million. The interest rates applicable to loans and letters of credit under the renewed credit facility will be based on the level of utilization of the facility and will range from 3.75% to 4.25% for base rate borrowings and 4.75% to 5.25% for LIBOR borrowings. The First Amendment also contains the Lenders’ consent for the Company to redeem all outstanding principal and pay accrued interest on its 20% Senior Subordinated Secured PIK Notes due 2014 (the “Notes”). The amendments to the Original Credit Agreement contained in the First Amendment will become effective upon the redemption of the Notes, which is described more fully in Item 8.01 below.
     The First Amendment does not make any material changes to the covenants, defaults or collateral requirements under the Original Credit Agreement.
     The foregoing description of the First Amendment is qualified in its entirety by reference to the actual terms of the First Amendment, which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. A copy of the Press Release, dated June 17, 2010, announcing the Company’s entry into the First Amendment and other matters is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 11, 2010, the Board of Directors (the “Board”) increased the number of directors authorized to serve on the Board to six and appointed Gary C. Hanna, the Company’s Chief Executive Officer, as a director. Mr. Hanna’s appointment is effective June 16, 2010, the date of the execution of the First Amendment, and he will hold office as a director until the Company’s annual meeting of stockholders in 2011.
     As the Company has done with all directors, the Company will enter into an indemnification agreement with Mr. Hanna. The indemnification agreements provide, among other things, for mandatory indemnification against liabilities as well as mandatory advancement and reimbursement of all reasonable expenses that may be incurred by the indemnitees in various legal proceedings arising out of their service as directors to the fullest extent authorized by the Company’s Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws and the General Corporation Law of the State of Delaware, including any amendments thereto. The indemnification agreements contemplate that any of the indemnitees’ rights to indemnification or insurance provided by third parties be secondary to the Company’s indemnification obligations contained therein. See the Company’s Form of Indemnification Agreement for Directors filed with the Securities and Exchange Commission on November 24, 2009 as Exhibit 10.1 to the Current Report on Form 8-K.
     There are no related party transactions between the Company and Mr. Hanna that are subject to disclosure under Item 404(a) of Regulation S-K.
     A copy of the Press Release, dated June 17, 2010, announcing Mr. Hanna’s appointment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Item 8.01 Other Events.
     On June 16, 2010, the Trustee (defined below), at the request of the Company, gave notice of redemption (the “Notice of Redemption”) of all the outstanding Notes. The redemption price of the Notes is 100% of the outstanding aggregate principal amount, plus accrued and unpaid interest thereon to but not including June 28, 2010 (the “Redemption Date”). The Company anticipates that the aggregate cash payment for the redemption, including accrued and unpaid interest, will be approximately $70.9 million. The Notes will be redeemed on the Redemption Date.
     The Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture, dated as of September 21, 2009, among the Company, the Company’s material subsidiaries as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). None of the Notes will remain outstanding after the Redemption Date. The Company did not and will not pay any redemption premium or penalty in connection with the redemption of the Notes. The Company will use cash on hand and a portion of the proceeds of the new term loan under the Company’s renewed senior secured credit facility to finance the redemption.
     A copy of the Notice of Redemption, dated June 16, 2010, relating to redemption of the Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Press Release, dated June 17, 2010, announcing the redemption of the Notes and related matters is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	First Amendment to Credit Agreement by and among Energy Partners, Ltd., as Borrower, General Electric Capital Corporation, as Administrative Agent, and certain financial institutions, as Lenders

99.1*	Notice of Redemption dated June 16, 2010

99.2*	Press Release dated June 17, 2010

*	Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 17, 2010

ENERGY PARTNERS, LTD.
By:	/s/ John H. Peper
John H. Peper
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	First Amendment to Credit Agreement by and among Energy Partners, Ltd., as Borrower, General Electric Capital Corporation, as Administrative Agent, and certain financial institutions, as Lenders

99.1*	Notice of Redemption dated June 16, 2010

99.2*	Press Release dated June 17, 2010

*	Furnished herewith